UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 205439


                                    FORM 8-K


                                 CURRENT REPORT
      Pursuant to Section 12 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 2, 1998


                          Musicland Stores Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                     1-11014                 41-1623376
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


              10400 Yellow Circle Drive
                Minnetonka, Minnesota                         55343
      (Address of principal executive offices)              (Zip Code)


   Registrant's telephone number, including area code: (612) 931-8000
















                                Total of 5 Pages
                       Exhibit Index Located on Pages 4-5


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Item 5.  Other Events.


         On April 2, 1998 the Registrant and its wholly owned subsidiary, The Musicland Group, Inc. issued a notice persuant to Rule 135c. of the Securities Act of 1933 of the placement of $150,000,000 of 9 7/8 percent Senior Subordinated Notes due March 15, 2008, at a purchase price of 99.211 percent of face value. See attached Press Release (Exhibit 99).


Item 7.  Financial Statements and Exhibits


         (c)      Exhibits

                  99       Press Release dated April 2, 1998




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 1998

                                             MUSICLAND STORES CORPORATION
                                                    (Registrant)

                                           By   /S/ Keith A. Benson
                                              --------------------------
                                                   Keith A. Benson
                                       Vice Chairman and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


                                                       Page No. in Sequentially
Exhibit        Description of Exhibit                         Numbered Copy
-------        ----------------------                  ------------------------
  99           Press Release dated April 2, 1998                 4-5
----                                                  -         ----



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